SUPPLEMENT DATED APRIL 10, 2007

TO THE PROSPECTUS

DATED DECEMBER 31, 2006

OF CAPITAL ONE FUNDS

Capital One Louisiana Municipal Income Fund - Class A Shares and Class B Shares

Capital One Total Return Bond Fund

Capital One U.S. Government Income Fund

This Supplement provides updated information about the portfolio managers of the Income Funds of Capital One Funds, and contains a restatement of an investment policy of the Capital One U.S Government Income Fund.

Under “Who Manages the Funds?” on pages 46 and 47 of the prospectus, the information about the portfolio managers of the Income Funds is revised as follows:

The Adviser manages the Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund by an investment team approach. The team consists of Paul Teten, Dina Mabasa, Craig Kercho and Gilbert Braunig, who together comprise the Adviser’s Fixed Income Strategy Group. The team evaluates and recommends risk management strategies and other tactical aspects of portfolio management, including sector weightings and average duration positioning. The team also provides credit analysis support for corporate fixed income investments.

The members of the team may alternate from time to time in serving in the role as the lead portfolio manager for specific Funds. Currently, Mr. Kercho serves as the lead portfolio manager for the Total Return Bond Fund and Louisiana Municipal Income Fund, and Ms. Mabasa serves as the lead portfolio manager for the U.S. Government Income Fund. The other members of the team serve as back-up portfolio managers for the Funds.

Paul Teten has been with COAM since April 2004, and is currently a Vice President and Chief Fixed Income Strategist. Mr. Teten currently oversees investment portfolios for both institutional and individual clients. Mr. Teten has more than 25 years of investment management experience. Previously, Mr. Teten served as senior investment strategist and founding partner of Criterion Investment Management in Houston. He also gained extensive experience in investment management while serving as senior portfolio manager for Bank of America’s Private Bank in Houston. Mr. Teten is a Chartered Financial Analyst® and received his B.B.A. and M.B.A. from The University of Texas at Austin.

Dina Mabasa has been with COAM since February 2006, and is currently a Vice President and Portfolio Manager. Ms. Mabasa currently oversees investment portfolios for both institutional and individual clients. Ms. Mabasa has been in the investment management business for more than 20 years. She was previously employed as a portfolio manager for WestLB Asset Management (US) LLC from 2000 to 2006. Prior to that, she worked as a Fixed Income Trader for Beutel Goodman Capital Management from 1998 to 2000. Ms. Mabasa received her B.B.A. from the University of Houston.

Craig Kercho has been with COAM since November 2006, and is currently a Vice President and Portfolio Manager. Mr. Kercho’s primary responsibilities include management of fixed income investment portfolios for institutional clients. Mr. Kercho has been professionally involved in investment management, trading, underwriting and strategy development for more than 25 years. Prior experience includes investment management for Amegy Bank of Texas and other regional financial institutions. Mr. Kercho is a Chartered Financial Analyst® and received his B.B.A. degree from the University of Texas at Austin.

Gilbert Braunig has been with COAM since January 2004, and is currently an Assistant Vice President and Fixed Income Analyst for COAM. He is responsible for credit research and support of COAM’s fixed income team. Previously, Mr. Braunig worked for State Street Bank and Trust in a number of positions, from January 2000 to July 2003, most recently as a Product Development Officer. Mr. Braunig is a Chartered Financial Analyst® and received his B.S. degree in Business Administration from Babson College.

The third sentence in the “Strategy” section for the Capital One U.S. Government Income Fund in the “Fund Goals, Strategies, Performance and Risks” section on page 16 of the prospectus is revised and restated as follows:

As a non-fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets will be invested in such U.S. government securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE.

Investment Company Act File No. 811-5536

Cusip 14041W507

Cusip 14041W606

Cusip 14041W879

Cusip 14041W887

SUPPLEMENT DATED APRIL 10, 2007

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 31, 2006

OF CAPITAL ONE FUNDS

Capital One Louisiana Municipal Income Fund - Class A Shares and Class B Shares

Capital One Total Return Bond Fund

Capital One U.S. Government Income Fund

The Prospectus, as supplemented to date, identifies the individual or individuals who are primarily responsible for the day-to-day management of each of the Funds (the “portfolio manager(s)”). The information for the portfolio managers of above Funds on pages 33 and 34 of the Statement of Additional Information is revised as follows:

The table below shows the number of other accounts (other than the Funds) managed by the portfolio managers and the total assets in those accounts within each of the following categories, as of February 15, 2007: registered investment companies, other pooled investment vehicles, and other accounts.

	Other Accounts Managed (all amounts in $millions)			Other Accounts with Performance -Based Fees/ Total Assets in Accounts
Names of Portfolio Managers on Team	Other Registered Investment Companies (“RICs”)	Other Pooled Investment Vehicles (“PIVs”)	Other Accounts	Number & Type of Accounts in this Category	Total Assets in such Accounts, if any
				None	None

Paul Teten	None	None	237 accounts ($862.3)	None	None

Dina Mabasa	2 accounts* ($228.8)	None	175 accounts ($163.6)	None	None

Craig Kercho	None	None	18 accounts ($351.5)	None	None

Gilbert Braunig	None	None	None	None	None

*	Consisting of Capital One money market funds.

None of the above portfolio managers own shares of the Funds they manage.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE.